BUSINESS LEASE

             THIS AGREEMENT, entered into this 6TH day of April 2000 between RONALD J. SPADARO, and or Assigns, of: 21365 Gosler Way, Boca Raton, Florida 33428, hereinafter called the lessor, party of the first part, and PETER G. FISHER VALUSALES.COM and or PETER G. FISHER individually and personally, SS#112-52- 1189 of 22477 Swordfish Drive, Boca Raton. FL 33428, hereinafter called the lessee or tenant, party of the second part:

             WITNESSETH, That the lessor does this day lease unto said lessee, and the lessee does hereby hire and take as tenant under said lessor the property located at: 3318 WEST HILLSBORO BEACH, FLORIDA 33442, situated in BROWARD COUNTY FLORIDA to be used and occupied by the lessee as a Computer Store or an other LEASE legal business way, for the term of (1) ONE YEAR AND 22 DAYS. LEASE BEGINNING THE 6TH DAY OF APRIL 2000, AND ENDING THE 30TH DAY OF APRIL 2001, for the agreed total rental payable as follows:

                      APRIL 6, 2000 TO APRIL 30, 2000        FREE RENTAL PERIOD
                      MAY 1, 2000 TO APRIL 30, 2001         $1,300.00 PER MONTH

             A) Lessee shall pay to lessor, First month's rent of $1,300.00 plus $60.00 CAM, plus $81.60 sales tax, plus a security deposit of $1,441.60 making a grand total due of $2,883.20 prior to move in.

             All payments to be made to the lessor on the FIRST (1ST) day of each and every month in advance without demand at the address of RONALD J. SPADARO, 21365 GOSIER WAY, BOCA RATON, FLORIDA 33428, or at such other place and to such other person, as the lessor may from time to time desire In writing.

             The following express stipulations and conditions are made a part of this lease and are hereby agreed to by the lessee:

             1. The lessee shall not assign this lease, nor sublet the premises, or any part thereof nor use the same, or any part thereof, nor permit the same, a any part thereof, to be used for any other purpose than as above stated, nor make any alterations herein, and as additions thereto, without the written consent of the lessor, and all additions, fixtures or improvements which may be made by lessee, except movable office furniture, shall become the property of the lessor and with the premises at the termination of this lease. The lessor shall not unreasonably withhold consent to any of the actions described in paragraph #1.

             2. All personal property placed or moved in the premises above described shall be at the risk of the lessee or owner thereof, and lessor shall not be liable for any damage to said personal property, or to the lessee arising from roof leaks, fire or wind damage or the bursting or leaking of water and or sewer pipes, any type of accident or from any act of negligence of any occupants of the building or of any other person whomsoever.

             3. The lessee shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and City Government and of any and all their Departments and Bureaus applicable to said premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the applicable fire prevention codes for the prevention of fires, at lessees own cost and expense.


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             4. In the event the premises shall be destroyed or so damaged or injured by fire or other casualty during the life of this agreement, whereby the same shall be rendered untenantable then the lessor shall have the right to render said premises tenantable by repairs within (60) SIXTY days therefrom. If said premises are not rendered tenantable within said time, it shall be optional with either party hereto to cancel this lease, and in the event of such cancellation the rent shall be paid only to the date of such fire or casualty. The cancellation herein mentioned shall be evidence in writing.

             5. The prompt payment of the rent for said premises upon the dates named, and the faithful observance of the rules and regulations printed upon this lease, and which are hereby made a part of this covenant, are the conditions upon which the lease is made and accepted and any failure on the part of the lessee to comply with the terms of this lease, or any of said rules and regulations now in existence, or which may be hereafter prescribed by the lessor, shall at the option of the lessor, work a forfeiture of this contract, and all of the rights of the lessee hereunder.

             6. If the lessee shall abandon or vacate the premises before the end of the term of this lease, or shall suffer the rent to be In arrears, the lessor may, at his option, forthwith cancel this lease or he may enter said premises as the agent of the lessee, without being liable in any way therefore, and relet the premises with or without any furniture that may be therein, as the agent of the lessee, at such price and upon such terms and for such duration of time as the lessor may reasonably determine, and receive the rent therefore applying the same to the payment of the rent due these full rental herein provided shall not be realized by lessor over and above the expenses to lessor in such reletting the said lessee shall pay any deficiency, and if more than the full rental is realized the lessor will pay over to lessee the excess on demand.

             7. Lessee agrees to pay the cost of collection and attorney's fees on any part of said rental that may be collected by suit or by attorney, after the same is past due, including but not limited to appellate costs and attorney's fees.

             8. The lessee agrees to pay all charges for rent, and electricity used on the premises.

             9. The lessee hereby pledges and assigns to the lessor at the equipment, furniture, fixtures, goods and chattels of said lessee, which shall or may be brought or put on the premises as security for the payment of the rent herein reserved, and the lessee agrees that the lien may be enforced by distress foreclosure or otherwise at the election of the lessor, and does hereby agree to pay attorney's fees of the amount so collected or found to be due, together with all costs and charges therefore incurred or paid by the lessor.

             10. It is hereby agreed and understood between lessor and lessee that in the event of the sale or long term lease of all or any part of the demised premises, requiring this space, the lessee hereby agrees to vacate same upon receipt of SIXTY (60) days written notice and the return of any advance rental paid on account of this lease.

             11. The lessor, or any of his agents, shall have the right to enter the premises during all reasonable hours, to examine same to make such repairs, additions or alterations as maybe deemed necessary for the safety, comfort, or preservation thereof, or of the building, or to exhibit the premises, and to put or keep upon the doors or windows thereof a notice 'FOR RENT' at any time within THIRTY (30) days before the expiration of this lease. The right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions, which do not conform to this agreement, or to the rules and regulations of the building.

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             12. Lessee hereby accepts the premises in the condition they are in at the beginning of this lease and agrees to maintain demised premises in the same condition, order and repair as they are at the commencement of term, excepting only reasonable wear and tear arising from the use thereof under this agreement, and to make good to lessor immediately upon demand, any damage to water apparatus, or electric lights or any fixture, appliances or appurtenances of premises, or of the building, caused by any act or neglect of lessee, or of any person or persons in the employ or under the control of the lessee.

             13. It is expressly agreed and understood by and between the parties to this agreement, that the landlord shall not be liable for any damage or injury by water, which may be sustained by the tenant or other person or for any other damage or injury resulting from the carelessness, negligence, or improper conduct on the part of any other tenant or agents, or employees, or by reason of the breakage, leakage, or obstruction of the water, sewer or soil pipes, roof leaks, or any other leakage a accident in or about the building.

             14. If the lessee shall become insolvent or if bankruptcy proceedings shall be begun by or against the lessee, before the end of the term of the lessor is hereby irrevocably authorized at its option, to forthwith cancel this lease, as for a default. Lessor may elect to accept rent from such receiver, trustee, or other judicial officer during the term of their occupancy in their fiduciary capacity without effecting lessor's rights as contained in this contract, but no receiver, trustee or other judicial officer shall ever have any right, title or interest in or to the above described property by virtue of this contract.

             15. Lessee hereby waives and renounces for himself and family any and all homestead and exemption rights on the demised premises he may have now, or hereafter, under or by virtue of the constitution and laws of the State of Florida, or any other State, or of the United States, as against the payment of the rent or any portion hereof, or any other obligation or damage that may accrue under the terms of this agreement.

             16. This contract shall bind the lessor and its assigns or successors, and the heirs, assigns, personal representatives, or successors as the case may be, of the lessee.

             17. It is understood and agreed between the parties hereto that time is of the essence of this contract and this applies to all terms and conditions contained herein.

             18. It is understood and agreed between the parties hereto that written notice mailed or delivered to the premises leased hereunder, shall constitute efficient notice to the lessee and written notice mailed or delivered to the office of the lessor shall constitute sufficient notice to the lessor, to comply with the terms of this contract.

             19. The rights of the lessor under the foregoing shall be cumulative, and failure on the part of the lessor to exercise promptly any rights given hereunder shall not operate to forfeit any of the said rights.

             20. It is further understood and agreed between the parties hereto that any charges against the lessee by the lessor for services or for work done on the premises by order of the lessee or otherwise accruing under this contract shall be considered as rent due shall be included in any lien for rent due and unpaid.

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             21. It is hereby understood and agreed that any signs to be used, including awnings, in connection with the premises leased hereunder shall be first submitted to the lessor for approval before installation of same. Said approval shall not be unreasonably withheld.

             22. It is agreed between lessor and lessee that all lighting including emergency lights and exit lights, fire extinguisher, locks, electric wiring, plumbing, water fixtures, entire air conditioning, sinks, toilet, drop ceiling, ceiling tiles, front roll-up security gates with six master locks, all adjustable shelving, alarm system ARE AND REMAIN THE PROPERTY OF LESSOR. Lessee has the right to use all appliances, equipment, fixtures, and items above, and has to maintain same in good working order and repair including replacement, at all times, at lessee's cost and expenses. maintain front and rear of premises in clean condition daily. All changes, additions, work done etc., must comply with the Broward County and City of Deerfield Beach Building and Zoning Departments.

             23. Fees and costs related to the operation of lessee's business including but not limited to Federal, State, City and County Taxes, intangible Taxes, Personal Property Taxes, Sales Taxes, occupational Licenses, assessments, or any other requirement by the State, City or County, is the sole responsibility of the lessee and are to be paid for and maintained in good standing by the lessee. The lessor, at all times, is responsible to maintain the entire roof over the demised premises in good repair and free from leaks, at lessors cost and expense.

             24. Lessee to indemnify lessor for all claims, costs losses or expenses resulting from lessees operation of the business. It is agreed between lessor and lessee that in the event for any reason the leases defaults on this lease, then in that event the $1,441.60 (ONE THOUSAND FOUR HUNDRED FORTY ONE AND 60/100) Security Deposit shad be forfeited by lessee and becomes the property of the lessor as liquidated damages, but not limited to liquidated damages for such default.

             25. Rent is due the FIRST (1st) of each month, should rent be SEVEN
             (7) days late or returned to lessor by bank for non-sufficient funds (NSF), lessee agrees to pay an additional TEN PERCENT (10%) late charge of that months rent, TWENTY (20) days late constitutes a default of this lease.

             26. Lessee, at their expense shall carry plate glass and comprehensive public liability insurance for the demised premises of not less than $1,000,000.00 coverage. The insurance policy shall name LESSOR AS ADDITIONAL INSURED, and a copy of the policy shall be delivered to lessor. Lessee assumes responsibility and replacement of front tempered plate glass.

             27. Any interest derived from deposits shall be in favor of lessor, as additional consideration.

             28. Lessee in addition to the rent agrees to pay Common Area Maintenance (CAM) of $60.00 per month, which includes payment for but not limited to, water, sewer, trash removal, grass cutting, maintenance, etc. CAM charges shall be reviewed annually or when rent increases are due, and will be subject to increases.

             29. Lessee agrees to pay, in addition to the rent, Florida State Sales Tax, as well as any type of Federal Government Tax, State Tax, City Tax or County Tax that may be imposed from time to time by the Government, State, City or County.

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             30. Lessee acknowledges that they have read this lease agreement in it's entirety and understand and accept it's terms and effects.

             31. Lessee shall provide to lessor, a set of keys of the premises and alarm code, that will allow lessor to enter premises, in the event of an emergency.

             32. Lessee, at their expense, shall maintain the entire demised premises, including, but not limited to the entire Air Conditioning System, Plumbing and Water Systems, Electrical System, Exterminating/Pest Control, Exterior doors, Exterior Entrances, Exterior Front Glass and Front Glass Cleaning.

             33. Lessee acknowledges that lessor is a Licensed Real Estate Broker, active in the State of Florida.

             34. OPTION TO RENEW: Provided that the lessee is not in default in the performance of this lease, lessee shall have the option to renew the lease for FOUR additional ONE (1) year terms commencing at the expiration of the initial lease term. All of the terms and conditions of the lease shall apply during the renewal periods. Lessee shall notify lessor of its exercise of any of the FOUR (4) option periods no less than 60 days prior to the expiration of the terms of the lease, or any option period. The option rent schedule shall be as follows:

        OPTION #1 - MAY 1, 2001 TO APRIL 30, 2002      $1,350.00 PER MONTH
        OPTION #2 - MAY 1, 2002 TO APRIL 30, 2003      $1,400.00 PER MONTH
        OPTION #3 - MAY 1, 2003 TO APRIL 30, 2004      $1,450.00 PER MONTH
        OPTION #4 - MAY 1, 2004 TO APRIL 30, 2005      $1,500.00 PER MONTH

         IN WITNESS WHEREOF, the parties hereto have hereunto executed this Installment for the purpose herein expressed, the day and year below written.

                                   Signed, sealed and delivered in the presence
of:

                WITNESS AS TO LESSOR               LESSOR: RONALD J SPADARO
                                                   Dated:  04-06-2000



                                                   LESSEE: PETER G. FISHER
                                                   VALUSALES.COM

                WITNESS AS TO LESSEE               LESSOR: PETER G. FISHER
                                                   INDIVIDUALLY and PERSONALLY
                                                   Dated:  04-06-2000




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                                 LEASE ADDENDUM

                3910 WEST HILLSBORO BLVD.. DEERFIELD BEACH, Fl..
                ------------------------------------------------



           Addendum to that certain business lease agreement by and between Peter G. Fisher, hereinafter referred to as Lessee, and Ronald J. Spadaro, hereinafter referred to as Lessor, dated and signed June 18,1988, for the store rental at 3310 West Hillsboro Blvd., Deerfield Beach, Florida.

           Lessor and Lessee acknowledge that Lessee is in the process of a signing a new lease with Lessor for larger space at 3318 West Hillsboro Blvd., Deerfield Beach, Florida.

           Lessor and Leases agrees that the new expiration date of the lease including the option period at 3310 West Hillsboro Blvd. shall be October 91, 2000. However, Lessor and Lessee agree that if Lessor needs the premises sooner for another tenant, then Lessee agrees to vacate the premises on August 14, 2000.

           All of the terms and conditions of the lease shall apply during possession by the Lessee.

                                                    Signed and dated -


                                                    LESSOR: RONALD J. SPADARO

                                                    Dated: 04-06-2000

                                                    LESSEE: PETER G. FISHER

                                                    Dated: 04-06-2000